UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           December 31, 2008
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On December 31, 2008, Laboratory Corporation of America® Holdings (LabCorp®) (NYSE: LH) (the “Company”) entered into a consulting agreement (the “Agreement”) with Myla P. Lai-Goldman, M.D., who retired as the Company’s Executive Vice President and Chief Medical Officer on December 31, 2008.  Under the terms of the Agreement, Dr. Lai-Goldman will provide services to the Company through April 30, 2009. Dr. Lai-Goldman will be compensated $5,000 per month during the term of the Agreement, plus up to $450 per hour for every hour in excess of ten hours spent in a given month. A copy of the Agreement is attached as Exhibit 10.1 and is incorporated by reference in this current report.

ITEM 9.01. Financial Statements and Exhibits
(d) Exhibits.

10.1 Consulting Agreement between Myla P. Lai-Goldman, M.D. and Laboratory Corporation of America Holdings dated December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: January 7, 2009	By:	/s/F. Samuel Eberts III
F. Samuel Eberts III, Chief Legal Officer and Secretary